Exhibit 10.17
Form 10-SB
Energytec, Inc.

                   ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF TEXAS                )(
                                    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF MCMULLEN            )(

That, for TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, Energytec, Inc, a Nevada corporation, hereinafter referred to as "Assignor", whose address is 14785 Preston Road, Suite 550, Dallas, Texas 75254, hereby BARGAINS, SELLS, TRANSFERS, ASSIGNS and CONVEYS unto Richard R. and Thyra K. Zeits, husband and wife, hereinafter referred to as "Assignee", whose address is 1320 Treebrook Court, Roswell, Georgia 30075, and to its successors and assigns an interest In and to the leasehold estates or working interest created by those certain Oil and Gas Lees described in Exhibit "A". The exact interest conveyed is specified in Exhibit "A".

For the same consideration, Assignor does hereby BARGAIN, SELL, TRANSFER, ASSIGN and CONVEY unto Assignee, all equipment, personal property, fixtures and improvements located on, used in connection with or appurtenant to the leases described in Exhibit "A", including without limitation, the wells identified in Exhibit "A" in connection with each such lease, and all the surface, wellhead and downhole equipment, tanks, pumps' tubing, easing, flowline, separator, treating facilities, and all other equipment pertaining to said leases and lands. The equipment, personal property, and fixtures are transferred to Assignee "AS IS", "WITH ALL FAULTS" AND IN THEIR PRESENT STATE OF CONDITION AND REPAIR AND ASSIGNOR EXPRESSLY NEGATES ANY IMPLIED WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, with respect to said interests in equipment, personal property and fixtures.

Assignor Intends hereby to transfer and convey to Assignee, all of Assignor's right, title and interest in and to the lands affected by the leases, including mineral and royalty interests, overriding royalty, net profits interests, production payments and any other economic interest owned by Assignor in the production of hydrocarbons and minerals therefrom; and interests in and to the pooling and unitization agreements, product purchase and sales contracts, leases, permits, rights-of way, easements, licenses, farmouts, options, and other beneficial contracts or instruments.

This assignment is subject to the terms and conditions of the original leases, all intermediate assignments affecting the leases and to depth limitations, if any, with respect to the leases. As part of the consideration for this Assignment, Assignee assumes its proportionate part of all responsibility for plugging the wells identified in Exhibit "A" In accordance with all the rules and regulations of the Railroad Commission of Texas.

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TO HAVE AND TO HOLD the  leasehold  interests  described  in Exhibit "A" and the related properties and assets above described, unto Assignee, its successors and assigns, forever, without warranty either express or implied.

This instrument is executed this ____ day of ____________, 2002, but to be effective as of March 1st, 2002, at 7:00 a.m.

                                          /s/ Richard R. Zeits
                                          Richard R. Zeits
                                          "ASSIGNEE"

                                          /s/ Richard R. Zeits
                                          Richard R. Zeits
                                          Attorney-in-Fact for
                                          Thyra K. Zeits
                                          "ASSIGNEE"

                                          Energytec, Inc.

                                          By ________________________
                                          Frank W Cole, President
                                          "ASSIGNOR"

STATE OF TEXAS
COUNTY OF _______

This instrument was acknowledged before me on this the _____ day of ___________ 2002, by Richard R. Zeits and Richard R. Zeits, Attorney-in-Fact for Thyra K. Zeits.


                                          _____________________________
                                          Notary Public, State of Texas

STATE OF TEXAS

COUNTY OF ________

This instrument was acknowledged before me on the ____ day of ____________,2002, by Frank W Cole, President of Energytec, Inc., a Nevada Corporation, on behalf of said corporation.


                                          _____________________________
                                          Notary Public, State of Texas


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                                    EXHIBIT A

                            HOUSTON lA-5A & 8A LEASES
                             MCMULLEN COUNTY, TEXAS

V. HOUSTON LEASE

Oil, Gas and Mineral Lease dated November 8, 1972, from V. H. Houston and wife, Edith Houston, as Lessor, to Less Hutt, as Lessee, recorded in Volume 122, Page 223, Deed Records, McMullen County, Texas, covering 1339.69 acres of land, more or less, in the George Elliott Survey No. 959, A-181, McMullen County, Texas, INSOFAR AS AND ONLY INSOFAR AS said lease covers 320 acres situated in the northwest corner of said 1339.69 acres, as described by Exception in that certain Partial Release of Oil and Gas Lease dated June 28, 1976, executed by Harry Lee Carter et al., recorded in Volume 142, page 349, Deed Records,
McMullen County, Texas. This Assignment is Limited to the three 20-acre proration units surrounding wells IA, 5A and 8A.

Depth Limitation: Surface to 7100 feet

Interest Assigned:
      Working Interest: 5%
      Revenue Interest: 4.043%

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